Convertible Subordinated Notes Payable	6 Months Ended
Jun. 30, 2020
Convertible Subordinated Notes Payable [Abstract]
Convertible Subordinated Notes Payable

4.    Convertible Subordinated Notes Payable

On March 23, 2018, and April 18, 2018, we issued and sold an aggregate principal amount of $2,920,000 of convertible subordinated promissory notes (the “Convertible Notes”) to institutional investors, our management team, and other individual accredited investors.

The Convertible Notes have a four-year term from the date of issuance and bear interest at 6% per annum until maturity. The holders can convert the Convertible Notes at any time into the number of shares of our common stock equal to the quotient obtained by dividing (i) the amount of the unpaid principal and interest on such Convertible Note by (ii) $0.32 (the “Conversion Price”). The Conversion Price is subject to anti-dilution adjustment on a broad-based, weighted average basis if we issue shares or equity-linked instruments at a conversion price below $0.32 per share. No payments of principal or interest are due until maturity.

The Convertible Notes are subordinated in right of payment to the prior payment in full of all amounts due in connection with our indebtedness for borrowed money to banks, commercial finance lenders, or other lending institutions regularly engaged in the business of lending money, with certain restrictions.

There were no Convertible Notes converted during the three or six months ended June 30, 2020. During the period from January 1, 2019 through June 30, 2019, Convertible Notes in the aggregate principal amount of $687,500 and related accrued interest were converted into an aggregate of 2,313,976 shares of common stock in accordance with the original terms of the Convertible Notes.  As a result, the carrying amount of the converted principal amount of such Convertible Notes, along with the converted accrued interest, in an aggregate amount of $741,000, was credited to common stock and unamortized discounts in an amount equal to $142,000 were recognized as interest expense for the six months ended June 30, 2019.

The fair value of our common stock on March 23, 2018, the initial closing date for the issuance of the Convertible Notes, was $0.36 per share; therefore, the Convertible Notes contained a beneficial conversion feature with an aggregate intrinsic value of $350,000. The fair value of our common stock on April 18, 2018, the second closing date for the issuance of the Convertible Notes, was $0.30 per share, which did not result in an additional beneficial conversion feature. The resulting debt discount for the Convertible Notes issued on March 23, 2018 is presented as a direct deduction from the carrying value of the Convertible Notes and was recorded with an increase to additional paid-in capital. This discount, along with the related closing costs amounting to $137,000, are amortized through interest expense over the term of the Convertible Notes. The balance of notes payable is presented net of unamortized discounts amounting to $115,000 and $141,000 at June 30, 2020 and December 31, 2019, respectively. The principal balance of notes payable to related parties amounted to $120,000 at June 30, 2020 and December 31, 2019.

Principal payment obligations on the Convertible Notes are as follows for the following years ending December 31 (in thousands):

2020	$-
2021	-
2022	1,474
$1,474